                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )


Filed by Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] Confidential, for use of the
                                             Commission Only (as Permitted by
[X] Definitive Proxy Statement               Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            CEC ENTERTAINMENT, INC.
   ------------------------------------------------------------------------
                Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-1 1(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                            CEC ENTERTAINMENT, INC.
                           4441 West Airport Freeway
                             Irving, Texas  75062
                                (972) 258-8507



     May 24, 2001



     Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of CEC Entertainment, Inc. to be held at 9:00 a.m. local time, Thursday, June 28, 2001, at the Harvey Hotel located at 4545 West John Carpenter Freeway, Irving, Texas.

     At the meeting you will be asked to re-elect two current directors, to authorize amendments to the Company's 1997 Non-Statutory Stock Option Plan, to authorize amendments to the Company's Non-Employee Directors Stock Option Plan, to authorize an amendment to the Company's Incentive Bonus Plan, and to transact such other business as may properly come before the meeting.

     The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

     Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the Annual Meeting. You may vote over the internet, as well as by telephone or by mailing a proxy card. Voting over the internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions with the proxy card regarding each of these voting options.

     Thank you for your continued support of and interest in CEC Entertainment, Inc.



                                           Sincerely,



                                           RICHARD M. FRANK
                                           Chairman and Chief Executive Officer

                            CEC ENTERTAINMENT, INC.
                           4441 West Airport Freeway
                             Irving, Texas  75062
                                (972) 258-8507

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 28, 2001

To the Stockholders of
CEC Entertainment, Inc.:

Notice is hereby given that the annual meeting of stockholders of CEC Entertainment, Inc., a Kansas corporation (the "Company"), will be held at the Harvey Hotel located at 4545 West John Carpenter Freeway, Irving, Texas on June 28, 2001, at 9:00 a.m. local time, for the following purposes:

     1. To re-elect two Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal

     2. To authorize the amendment of the Company's Non-Employee Director's Stock Option Plan by changing the ability to exercise options;

     3. To authorize the amendment of the Company's Non-Employee Director's Stock Option Plan by increasing the number of shares annually granted to non-employee Directors;

     4. To authorize the amendment of the Company's 1997 Non-Statutory Stock Option Plan by changing the ability to exercise options;

     5. To authorize the amendment of the Company's 1997 Non-Statutory Stock Option Plan by adding 1,300,000 shares thereto;

     6.   To authorize the amendment of the Company's Incentive Bonus Plan; and

     7. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on May 10, 2001 are entitled to notice of, and to vote at, the meeting, and any adjournments or postponements thereof. A list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, at 4441 West Airport Freeway, Irving, Texas. The list shall also be available for examination during the meeting by any stockholder who is present at the meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to vote as soon as possible so that your shares may be voted in accordance with your wishes. The giving of such proxy will not affect your right to revoke it later or vote in person in the event that you should attend the meeting.

To make it easier for you to vote, internet and telephone voting is available. The instructions included with the proxy card describe how to use these services. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

                                   By Order of the Board of Directors,

                                   MARSHALL R. FISCO, JR.
                                   Secretary
Irving, Texas
May 24, 2001

                            CEC ENTERTAINMENT, INC.
                           4441 WEST AIRPORT FREEWAY
                              IRVING, TEXAS 75062
                                (972) 258-8507

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 28, 2001

This proxy statement is furnished to stockholders of CEC Entertainment, Inc., a Kansas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time, on June 28, 2001 at the Harvey Hotel located at 4545 West John Carpenter Freeway, Irving, Texas, and any adjournments or postponements thereof. Proxies in the form enclosed will be voted at the Annual Meeting, if completed in accordance with the instructions, tendered to the Company prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted either by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. This proxy statement was first mailed or given to the Company's stockholders on or about May 24, 2001.

                           OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is May 10, 2001. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the Annual Meeting 27,948,921 shares of Common Stock, $0.10 par value (the "Common Stock"), and 48,174 shares of Class A Preferred Stock, $60 par value (the "Preferred Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

                   ACTION TO BE TAKEN AT THE ANNUAL MEETING

The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted:

     1. To re-elect two Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal

     2. To authorize the amendment of the Company's Non-Employee Director's Stock Option Plan by changing the ability to exercise options;

     3. To authorize the amendment of the Company's Non-Employee Director's Stock Option Plan by increasing the number of shares annually granted to non-employee Directors;

     4. To authorize the amendment of the Company's 1997 Non-Statutory Stock Option Plan by changing the ability to exercise options;

     5. To authorize the amendment of the Company's 1997 Non-Statutory Stock Option Plan by adding 1,300,000 shares thereto;

     6.   To authorize the amendment of the Company's Incentive Bonus Plan; and

     7. To transact such other business as may properly come before the meeting.

Proxies will be voted for any proposals pending at the Annual Meeting, unless authorization to vote for a proposal is withheld or otherwise directed. Proxyholders will vote in accordance with duly completed and tendered proxies. Proxyholders will use their discretion to vote on any other matter or business is brought before the Annual Meeting. The Board of Directors is not presently aware of any other matters or business to be brought before the Annual Meeting.

                               QUORUM AND VOTING

Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock and/or Preferred Stock held by them. A majority of the outstanding shares of Common Stock and Preferred Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting; provided, however, if a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original date of the Annual Meeting.

Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as inspector of election for the Annual Meeting. The inspector of election will treat shares presented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on other proposals to be voted on at the Annual Meeting. Unless authorization to vote for a proposal pending at the Annual Meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted for such proposals.

Broker non-votes occur where a broker holding shares in street name votes the shares on some proposals but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the shares, but are not permitted to vote on non-routine proposals. The missing votes on non-routine proposals are deemed to be "broker non-votes." The inspector of election shall treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals). Except for the purpose of determining the presence of a quorum, broker non-votes will have no effect on the outcome of the proposal to be voted on at the Meeting.


                            REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Secretary of the Company, Marshall R. Fisco, Jr., CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062, a written notice of revocation or duly completed and tendered proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                      PRINCIPAL HOLDERS OF CAPITAL STOCK

The following table sets forth information, as of May 10, 2001, relating to the beneficial ownership of the Company's Common Stock and Preferred Stock by: (i) each director and executive officer (as hereinafter defined) of the Company as of such date, (ii) the directors and the executive officers of the Company as a group (13 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock or Preferred Stock. Except as otherwise indicated, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock or Preferred Stock beneficially owned by such person. Information as to the beneficial ownership of Common Stock and Preferred Stock by directors and executive officers of the Company has been furnished by the respective directors and executive officers.


                                                                                                Percentage of Class Outstanding
                                                                                                -------------------------------
Name (and address for                          Number of Shares of      Number of Shares of
5% beneficial owners)                            Common Stock             Preferred Stock      Common Stock   Preferred Stock
--------------------                             ------------             ---------------      ------------   ---------------
Richard M. Frank                                   457,144  (A)                  0                 1.6%           0.0%

Michael H. Magusiak                                161,822  (B)                  0                  (C)           0.0%

J. Roger Cardinale                                  33,344  (D)                  0                  (C)           0.0%

Rodney Carter                                        5,000  (E)                  0                  (C)           0.0%

Gene F. Cramm, Jr.                                   4,452  (F)                  0                  (C)           0.0%

Mark A. Flores                                      10,903  (G)                  0                  (C)           0.0%

Richard T. Huston                                   71,933  (H)                  0                  (C)           0.0%

Thomas W. Oliver                                    12,500  (I)                  0                  (C)           0.0%

Tim T. Morris                                        1,000  (J)                  0                  (C)           0.0%

Louis P. Neeb                                        5,625  (K)                  0                  (C)           0.0%

Cynthia I. Pharr                                     9,525  (L)                  0                  (C)           0.0%

Walter Tyree                                         5,625  (M)                  0                  (C)           0.0%

Raymond Wooldridge                                  20,625  (N)                  0                  (C)           0.0%


Directors and Executive                            799,498                       0                 2.9%           0.0%
Officers as a Group

A I M Management Group                           2,016,465  (O)                  0                 7.2%           0.0%
11 Greenway Plaza, Suite 100
Houston, TX 77046

FMR Corp.                                        3,825,540  (P)                  0                13.7%           0.0%
82 Devonshire Street
Boston, MA 02109-3614

Mellon Financial Corporation                     1,432,557  (Q)                  0                 5.1%           0.0%
One Mellon Center
Pittsburgh, PA 15258

Time Warner, Inc.                                        0                  16,011  (R)            0.0%          33.2%
75 Rockefeller Plaza
New York, NY 10019

River Forest State Bank & Trust Co.                      0                   3,139  (S)            0.0%           6.5%
7727 West Lake Street
River Forest, IL 60305
(Footnotes appear on the following pages)

(A) Includes 232,175 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 415,325 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof. This number includes 224,969 shares beneficially owned by Frank Family Trust A2 and Richard M. Frank Revocable Trust. Of his total shares, Mr. Frank has sole voting power over 224,969 shares and sole dispositive power over 224,969 shares.

(B) Includes 112,500 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 305,000 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(C)  Constitutes less than 1% of the Company's outstanding Common Stock.

(D) Includes 33,344 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 79,791 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(E) Includes 5,000 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 64,140 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(F) Includes 4,452 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 86,767 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(G) Includes 10,903 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 71,766 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(H) Includes 42,345 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 102,047 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(I) Includes 12,500 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 91,691 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(J) Includes 0 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 6,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(K) Includes 5,625 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 5,000 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(L) Includes 9,375 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 6,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(M) Includes 1,875 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 6,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(N) Includes 5,625 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 6,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(O) Based upon information in Schedule 13G dated February 9, 2001. This number includes 2,016,465 shares beneficially owned by AIM Management Group, Inc., on behalf of itself and its wholly-owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc. Of its total shares, AIM Management Group, Inc. has sole voting and dispositive power over 2,016,465 shares.

(P) Based upon information in Schedule 13G dated February 14, 2001. This number includes the interests of various persons, including 1,477,550 shares beneficially owned by Fidelity Small Cap Stock Fund. Of its total shares, FMR Corp. has sole voting power over 1,208,640 shares and sole dispositive power over 3,825,540 shares. Fidelity International Limited has sole voting and dispositive power over 111,930 shares.

(Q) Based upon information in Schedule 13G dated January 17, 2001. This number includes the interests of various direct and indirect subsidiaries of Mellon Financial Corporation. Of its total shares, Mellon Financial Corporation has sole voting power over 1,395,697 shares and sole dispositive power over 1,406,547 shares.

(R) Based on information in Schedule 13D/A dated January 11, 2001. Of its total shares, Time Warner, Inc. has shared voting and dispositive power over 16,011 shares.

(S) Based on information obtained from the Company's Transfer Agent on May 10, 2001.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

The terms of the Class I directors expire at the Annual Meeting in 2001. The Board of Directors has nominated Michael H. Magusiak, and Walter Tyree for re-election at the Annual Meeting, to serve for a term of three years. Messrs. Magusiak and Tyree have expressed their intention to serve the entire term for which re-election is sought.

Directors will be elected by cumulative voting. To be elected as a director, a candidate must be among the two candidates who receive the most votes out of all votes cast for the election of directors at the Annual Meeting. See "Quorum and Voting."

The following table lists the names and ages (as of May 10, 2001) of the director nominees and the other directors whose terms of office will continue after the Annual Meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the Annual Meeting at which the term of each director will expire.

                                                                      Director                  Term
Nominee Directors                                       Age             Since        Class     Expires
-----------------                                       ---           --------       -----     -------
Michael H. Magusiak ..................................  45              1988            I       2001

Walter Tyree .........................................  49              1997            I       2001


Continuing Directors
--------------------

Richard T. Huston.....................................  55              1999           II       2002

Cynthia I. Pharr .....................................  52              1994           II       2002

Raymond E. Wooldridge.................................  62              1997           II       2002

Richard M. Frank .....................................  53              1985          III       2003

Tim T. Morris ........................................  54              1997          III       2003

Louis P. Neeb ........................................  62              1994          III       2003

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NAMED NOMINEES.

         ADDITIONAL INFORMATION ABOUT THE EXECUTIVE OFFICERS, BOARD OF
              DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS


                              EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of May 10, 2001.

                                                                                               Year First Elected
Name                                  Age      Position                                        as Executive Officer
----                                  ---      --------                                        --------------------
Richard M. Frank.......               53       Chairman of the Board                                 1985
                                               and Chief Executive Officer

Michael H. Magusiak....               45       President                                             1988

J. Roger Cardinale.....               41       Executive Vice President,                             1999
                                               Development and Purchasing

Rodney Carter..........               43       Executive Vice President,                             2000
                                               Chief Financial Officer and Treasurer

Gene F. Cramm, Jr......               43       Executive Vice President,                             1997
                                               Games, Entertainment and Concept Evolution

Mark A. Flores.........               43       Executive Vice President,                             1999
                                               Director of Operations

Richard T. Huston......               55       Executive Vice President,                             1986
                                               Marketing

Thomas W. Oliver.......               61       Executive Vice President,                             2000
                                               General Counsel


            BUSINESS HISTORY OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business history of the directors and executive offi cers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a Director of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a Director of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987.

J. ROGER CARDINALE has served as Executive Vice President of the Company since December 1999. He assumed the duties of Director of Development in April 2000, Director of Real Estate in January 1999, and has served as Director of Purchasing since September 1990. Mr. Cardinale has held various positions with the Company since November 1986, including Staff Accountant and Cash Manager.

RODNEY CARTER has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since June 12, 2000. From 1998 to 2000 Mr. Carter was Chief Financial Officer of JCPenney Credit. From 1997 to 1998 Mr. Carter served as a Director, EVA Initiative, a project of J. C. Penney Company, Inc. From 1996 to 1997 Mr. Carter was a Senior Vice President, Chief Financial Officer and Treasurer of J. C. Penney Direct Marketing Services, Inc.

GENE F. CRAMM, JR. has served as Executive Vice President of the Company since September 1997. Prior to that time he had served as a Senior Vice President since September 1989. Mr. Cramm has held various positions with the Company since 1980, including Director of Construction, Director of Entertainment and Games, Senior Vice President, International Development and Special Projects, Senior Vice President, Operational Support, and Director of Purchasing.

MARK A. FLORES has served as Executive Vice President of the Company since May 1999. Prior to that he served as Senior Vice President of the Company since 1995 and Regional Manager of the Western Region since 1992. He joined the company in 1982.

RICHARD T. HUSTON has served as Executive Vice President of the Company since July 1986 and as Director of Marketing and Strategic Development since January 1993. He has also served as a Director of the Company since 1999. His responsibilities as an officer of the Company were expanded from June 1994 to March 1997 to include Entertainment as well as Marketing. He served as Director of Marketing and Development from October 1988 to January 1993. He served as Vice President from October 1985 to July 1986, and as Director of Marketing from October 1985 to October 1988. He joined the Company in 1985.

THOMAS W. OLIVER has served as Executive Vice President and General Counsel of the Company since March 2000. Prior to joining the Company, Mr. Oliver was a shareholder for 23 years in the Dallas office of the law firm of Winstead, Sechrest and Minick. He joined the Company in 2000.

TIM T. MORRIS was elected as a Director of the Company in June 1997. Mr. Morris is currently the President of River Associates, LLC, an investment firm; he has been a Partner in that firm since 1990. From 1981 through 1990 Mr. Morris was an Office Managing Partner of Deloitte & Touche, an accounting firm. From 1977 through 1981 Mr. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA's, an accounting firm. From 1968 through 1977 Mr. Morris was a Partner of Hazlett, Lewis & Bieter, CPA's, an accounting firm.

LOUIS P. NEEB was elected as a Director of the Company in August 1994. Mr. Neeb has served as Chairman of the Board and Chief Executive Officer of Casa Ole' Restaurants, Inc. from October 1995 to the present. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. Mr. Neeb has also had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation. Mr. Neeb is a member of the Board of Directors of the Franchise Finance Corporation of America, a publicly-traded real estate trust which provides real estate for restaurants, and Silver Diner, Inc., a publicly-traded restaurant company.

CYNTHIA I. PHARR was elected as a Director of the Company in August 1994. She is currently President and owner of C. Pharr & Company, a communications management consulting firm. She has served in that position since March 1993. From May 1989 through February 1993, Ms. Pharr was President and Chief Executive Officer of Tracy -Locke/Pharr P R, a public relations firm. From August 1986 through April 1989, she was President and owner of C. Pharr & Company, Inc. a public relations agency. Ms. Pharr had served as a member of the Board of Directors of Spaghetti Warehouse, Inc. from August 1991 until January 1999, and as as Chairman of the Board of GuestCare, Inc., a privately held technology company, from February 1994 until June 1999.

WALTER TYREE was elected as a Director of the Company in June 1997. Mr. Tyree is currently Division President of Boston Chicken, Inc. Mr. Tyree has served in that position since October 1999. He previously held the position of Vice President of Operations for Boston Chicken from October 1998 until October 1999. Mr. Tyree had served as Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee, from January 1993 until October 1998. From 1980 to 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, most recently as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as a Director of the Company in June 1997. Mr. Wooldridge currently serves as a member of the National Adjudicatory Committee of the National Securities Dealers Association - Regulation and as a member of the Board of Trustees of the University of Dallas. Mr. Wooldridge previously served as Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly owned holding firm. Mr. Wooldridge is also a Director of Dadco, Inc., a subsidiary of D. A. Davidson & Company, a member of NASD and the Pacific Stock Exchange. Mr. Wooldridge had served in these positions from 1986 until 1996. From 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm's President and Chief Executive Officer.

Except as set forth above, none of the Directors of the Company hold directorships in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Four (4) regularly scheduled and four (4) special meetings of the Board of Directors were held during 2000. Each of the directors attended at least 75% of the meetings held by the Board of Directors, and by each committee on which he or she served in 2000.

The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, and a Stock Option Committee. The responsibilities and composition of each of these committees are described below.

The Executive Committee currently consists of four directors. The Executive Committee is responsible for assisting the Board of Directors in carrying out its duties and acts in the place of the Board of Directors when the Board of Directors is not in session and may exercise substantially all of the powers of the Board of Directors other than those powers specifically required by law or by the Company's Bylaws to be exercised by the full Board of Directors. The Executive Committee (comprised of Messrs. Frank, Magusiak, Neeb and Ms. Pharr in
2000) held a number of informal meetings in person and by telephone in 2000.

The Audit Committee currently consists of three directors. The Audit Committee is responsible for carrying out various responsibilities relating to accounting, reporting practices, and the quality and integrity of the financial reports of the Company, as more completely described in the Audit Committee Charter. The Audit Committee was comprised of Messrs. Morris, Tyree and Wooldridge until January 31, 2000. Effective February 1, 2000, the Audit Committee was comprised of Messrs. Morris and Tyree, and Ms. Pharr. The Audit Committee held three (3) meetings in 2000.

The Compensation Committee currently consists of two directors. The Compensation Committee is responsible for recommending the compensation, including performance bonuses, payable to the Company's executive officers, and recommending the performance bonuses for other employees of the Company. The Compensation Committee was comprised of Ms. Pharr and Messrs. Neeb and Wooldridge until January 31, 2000. Effective February 1, 2000, the Compensation Committee was comprised of Messrs. Neeb and Wooldridge. The Compensation Committee held two (2) meetings in 2000.

The Nominating Committee currently consists of two directors. The Nominating Committee is responsible for recommending candidates for consideration by the full Board of Directors to fill any vacancies on the Board, which may occur from time to time. The Nominating Committee also considers sound and meritorious nomination suggestions for directors from stockholders. All letters of recommendation for nomination should be sent to the Corporate Secretary of the Company at its principal executive offices and should include, in addition to the nominee's name and address, a listing of the nominee's background and qualifications. A signed statement from the nominee should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee and that, if nominated by the Board of Directors and elected by the stockholders, he or she will serve as a director. The Nominating Committee (comprised of Messrs. Morris and Tyree in 2000) held no meetings in 2000.

The Stock Option Committee currently consists of two directors who are responsible for administering the 1997 Non-Statutory Stock Option Plan. The Stock Option Committee (comprised of Messrs. Neeb and Wooldridge in 2000) held five (5) meetings in 2000.

                          SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Chief Executive Officer and to each of the other most highly paid executive officers of the Company (the "Named Executive Officers") for the for the fiscal years ended January 3, 1999, January 2, 2000, and December 31, 2000 (designated herein as fiscal years 1998, 1999, and 2000 respectively.)

                                                                                                    Long Term
                                             Annual Compensation                               Compensation Awards
                                             -------------------                               -------------------
                                                                                            Restricted     Securities
                                                                          Other Annual        Stock        Underlying
    Name (and                    Fiscal                                   Compensation        Awards         Options
Principal Position)              Year      Salary($)        Bonus($)         ($)(A)            ($)           (#)(B)
------------------               ----      --------         -------       ------------     ----------      ----------
Richard M. Frank                 2000      1,000,000       297,600 (C)        34,230             --          250,000
(Chief Executive Officer)        1999      1,000,000       380,800 (D)        41,681             --           97,500
                                 1998      1,000,000       433,700 (E)        39,988             --              0

Michael H. Magusiak              2000        400,000       103,659 (C)        23,491             --           50,000
(President)                      1999        300,000        99,960 (D)        22,426             --          150,000
                                 1998        250,000       194,873 (E)        18,194             --              0

Richard T. Huston                2000        182,000        40,622 (C)        19,829             --           22,932
(Executive Vice President)       1999        175,000        49,949 (D)        17,866             --           45,000
                                 1998        167,600        54,521 (E)        16,771             --           26,460

Thomas W. Oliver (F)             2000        147,462        95,692 (G)        17,281             --           64,191
(Executive Vice President)       1999          --              --  (D)          --               --              --
                                 1998          --              --  (E)          --               --              --

Gene F. Cramm, Jr.               2000        150,000        33,448 (C)        15,298             --           18,900
(Executive Vice President)       1999        142,500        40,665 (D)        15,452             --           22,444
                                 1998        135,000        43,912 (E)        14,930             --           21,262

__________________


(A) Includes annual car allowances for (i) Mr. Frank of $15,600 (in 1998, 1999 and 2000); (ii) Mr. Magusiak of $12,000 (in 1998, 1999 and 2000); (iii)
     Messrs. Huston and Cramm of $10,200 (in 1998, 1999 and 2000); and (iv) Mr. Oliver of $8,500 (in 2000).

(B) On July 23, 1999, the Common Stock of the Company split 3-for-2, resulting in an additional amount of shares of Common Stock underlying options for the Named Executive Officers for fiscal year 1999. The amounts listed above have been adjusted to reflect the stock split.

(C)  Includes bonus compensation earned in 2000 and paid in 2001.

(D)  Includes bonus compensation earned in 1999 and paid in 2000.

(E)  Includes bonus compensation earned in 1998 and paid in 1999.

(F) The amounts identified as part of Mr. Oliver's Annual Compensation are actual amounts received in fiscal year 2000. These amounts are less than his annualized compensation because his employment with the Company did not commence until March 2000.

(G) Includes $50,000 bonus compensation earned and paid in 2000, and $45,692 bonus compensation earned in 2000 and paid in 2001.

                             EMPLOYMENT AGREEMENTS

On November 13, 2000, Richard M. Frank entered an employment agreement with the Company providing for a 5-year term commencing on January 1, 2001. Pursuant to the terms of the employment agreement, Mr. Frank receives an annual base salary of $1,000,000, 250,000 shares of the Company's Common Stock issued under the Company's 1997 Non-Statutory Stock Option Plan in the year 2000, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors. Mr. Frank may also receive additional shares of the Company's Common Stock issued under the Company's 1997 Non-Statutory Stock Option Plan after the year 2000 in such amounts as determined by the Stock Option Committee.

On May 8, 2001, Michael H. Magusiak entered into an employment agreement with the Company providing for a five-year term commencing on January 1, 2001. Pursuant to the terms of the employment agreement, Mr. Magusiak receives an annual base salary of $400,000, 150,000 shares of the Company's Common Stock issued under the Company's 1997 Non-Statutory Stock Option Plan in the year 2001, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors. Mr. Magusiak may also receive additional shares of the Company's Common Stock issued under the Company's 1997 Non-Statutory Stock Option Plan after the year 2001 in such amounts as determined by the Stock Option Committee.

Under the terms of the respective employment agreements (the "Employment Agreements"), if Mr. Frank's or Mr. Magusiak's (the "Covered Executive(s)") employment with the Company is terminated by the Company (other than as a result of death or "permanent disability" (as defined in the Employment Agreements)), then Mr. Frank will be entitled to receive a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to two times his then current base salary (together, the "Severance Amounts"). In the event of the Covered Executive's death, his estate is entitled to receive his base salary through the date of his death.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective Severance Amount in the event there is a Change of Control (as defined below) of the Company and the Covered Executive voluntarily terminates his employment within one year after such a Change of Control. A "Change of Control" is deemed to have occurred with respect to the Company if
(i) any person or group of persons acting in concert in which the Covered Executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by the Covered Executive. In the event Messrs. Frank or Magusiak are subject to an excise tax on their respective Severance Amounts, according to Sections 280 G and 4999 of the Internal Revenue Code of 1986, as amended, the Company will gross-up their respective Severance Amounts to satisfy the excise taxes.

                             INCENTIVE BONUS PLAN

The Company's Incentive Bonus Plan ("Bonus Plan") was approved by its stockholders in June 2000. The Bonus Plan has been slightly modified and restated. The purpose of the Bonus Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in performance based awards by certain of its employees. All employees (excluding field operators) are eligible for bonuses under the Bonus Plan. New hires of the Company who are below management level must be full-time and employed by April the 1st of a particular year to be eligible for a bonus for such year. New hires who are management level and above will have their bonus prorated based on their hire date. If an individual is promoted during the year, his or her bonus will be prorated based upon the time and salary at each level. The bonuses will be an amount equal to a specified percentage of the eligible employee's gross base salary. For the Chief Executive Officer and the four highest compensated officers other than the Chief Executive Officer, the term "gross base salary" shall mean the gross base salary in effect on the first day of the fiscal year. The term "four highest compensated officers other than the Chief Executive Officer" shall mean any employee for whom total compensation is required to be reported to stockholders under the Securities and Exchange Act of 1934 by reason of such employee being among the four highest compensated officers for the fiscal year. Under the Bonus Plan, the Compensation Committee (which administers the Bonus Plan) will establish a Target Bonus for each eligible employee no later than March 15 of the fiscal year for which the Target Bonus is determined. For 2001, the Target Bonus may range from a high of 100% of gross base salary to a low of 2% of gross base salary. For 2002 and thereafter, the Target Bonus may range from a high of 200% of gross base salary to a low of 2% of gross base salary.

Bonuses will be paid in the event the Company achieves the preestablished target cash on cash return for the fiscal year. The Compensation Committee will determine the target cash on cash return for the fiscal year not later than March 15. The cash on cash return for purposes of this Bonus Plan means the fiscal year's cash flow (income before taxes plus depreciation, amortization and pre-opening expenses) minus the prior fiscal year's cash flow divided by the weighted average increase in capital expenditures (including pre-opening expenses). The employee's Bonus Potential will equal 100% of the Target Bonus established by the Compensation Committee if the Company's actual cash on cash return equals the target cash on cash return established by the Compensation Committee. If the Company exceeds the target cash on cash return, each employee's Bonus Potential will equal the employee's Target Bonus increased by an additional four percent (4%) of the Target Bonus for each one percentage point that the actual cash on cash return exceeds the target established by the Compensation Committee. If the Company fails to attain the cash on cash return established by the Compensation Committee, the Bonus Potential for each employee will equal the employee's Target Bonus decreased by four percent (4%) of the Target Bonus for each one percentage point that the actual cash on cash return falls short of the target established by the Compensation Committee. In no event will a bonus be paid if the actual cash on cash return is less than twenty percent (20%) for a particular fiscal year.

The Incentive Bonus Plan was submitted to and approved by the stockholders in June 2000, because approval by stockholders every five years is required to satisfy the conditions necessary for the Company to exclude the bonuses under the Incentive Bonus Plan from the $1,000,000 limit on deductibility of compensation for certain executives according to Code Section 162(m). The Incentive Bonus Plan is being submitted for stockholder approval of the slight modification and restatement thereof.


                       OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted to each of the Named Executive Officers in the fiscal year ended December 31, 2000.

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                              Number of          % of Total                                      Annual Rates of
                              Securities           Options                                         Stock Price
                              Underlying         Granted to      Exercise                         Appreciation
                           Options Granted      Employees in      Price       Expiration       for Option Term($)
                                                                                               ----------------------
                                 (#)             Fiscal Year    ($/Share)        Date            5%           10%
                           ---------------      -------------   -----------  -----------     ----------   -----------
Richard M. Frank (A)           250,000             28.66%         23.2500      03/07/07     2,366,269      5,514,319
Michael H. Magusiak (B)         50,000              5.73%         23.2500      03/07/07       473,254      1,102,864
Richard T. Huston (C)           22,932              2.63%         25.5630      01/11/07       238,646        556,138
Thomas W. Oliver (D)            19,191              2.20%         23.2500      03/07/07       181,644        423,301
Thomas W. Oliver (E)            45,000              5.16%         23.2500      03/07/07       425,928        992,577
Gene F. Cramm, Jr. (F)          18,900              2.17%         25.5630      01/11/07       196,687        458,356

___________________

(A) Options are exercisable as follows: 20% after March 7, 2001; 40% after March 7, 2002; 60% after March 7, 2003; 80% after March 7, 2004; and 100%
     after March 7, 2005.

(B)  Options are exercisable as follows: 100% after 12/05/03.

(C) Options are exercisable as follows: 50% after 01/11/02; 75% after 01/11/03; and 100% after 01/11/04.

(D) Options are exercisable as follows: 50% after 03/07/02; 75% after 03/07/03; and 100% after 03/07/04.

(E) Options are exercisable as follows: 50% after 03/07/01; 75% after 03/07/02; and 100% after 03/07/03.

(F) Options are exercisable as follows: 50% after 01/11/02; 75% after 01/11/03; and 100% after 01/11/04. 01/05/05.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, information regarding his exercise of stock options during the fiscal year ended December 31, 2000 and the value of his unexercised stock options as of December 31, 2000. The closing price for the Company's Common Stock, as reported by the New York Stock Exchange, on December 29, 2000 (the last trading day of the fiscal year) was $34.125.

                         Shares                    Number of Unexercised          Value of Unexercised In-
                        Acquired                         Options at                 the-Money Options at
                           on         Value           January 3, 1999                 January 3, 1999
                        Exercise     Realized   (exercisable/unexercisable)     (exercisable/unexercisable)
                           (#)        ($)(A)                (#)                            ($)(B)
                       ----------  ------------  --------------------------     ---------------------------
Richard M. Frank         400,000    7,946,903            372,500 (E)                   8,102,584 (E)
                                                         347,500 (U)                   4,339,600 (U)

Michael H. Magusiak       36,235      920,569            187,500 (E)                   4,160,824 (E)
                                                         200,000 (U)                   3,037,365 (U)

Richard T. Huston         23,625      561,150             32,130 (E)                     686,675 (E)
                                                          87,462 (U)                   1,149,692 (U)

Thomas W. Oliver               0            0                  0 (E)                           0 (E)
                                                          64,191 (U)                     698,077 (U)

Gene F. Cramm, Jr.        15,875      321,806                  0 (E)                           0 (E)
                                                          57,219 (U)                     857,712 (U)

__________________

(A) Calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at the time of exercise.

(B) Calculated by determining the difference between the exercise price of the options and the fair market value of the securities underlying the options at fiscal year-end.

(E)  Options which are exercisable at December 31, 2000.

(U)  Options which are not exercisable at December 31, 2000.


                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

The executive compensation program of the Company is designed as a tool to reinforce the Company's strategic principles -- to be a premier and progressive growth company, with an objective of enhancing long term stockholder value. To this end, the following principles have guided the development of the executive compensation program:

     . Provide competitive levels of compensation to attract and retain the best qualified executive talent. The Compensation Committee strongly believes that the caliber of the Company's management group makes a significant difference in the Company's success over the long term.

     . Embrace a "pay-for-performance" philosophy by placing significant amounts of compensation "at risk" -- that is, a significant component of the compensation payouts to executives must vary according to the overall performance of the Company.

     . Directly link executives' interests with those of stockholders by providing opportunities for long term incentive compensation based on changes in stockholder value.

The executive compensation program is intended to appropriately balance the Company's short term operating goals with its long term strategy through a careful mix of base salary, annual bonuses (payable upon the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan) and long term performance compensation through the issuance of stock options under the 1997 Non-Statutory Stock Option Plan.

The compensation of the executive officers of the Company (including Messrs. Frank and Magusiak, except for those items that are fixed per their respective employment agreements) is reviewed and determined annually by the Compensation Committee. The compensation of such executive officers in 2000 was based on individual and corporate performances as well as assigned responsibilities. In establishing and reviewing executive compensation, consideration is also given to executive salary ranges of comparable companies. Individual performance is reflected in the executive officer's salary. Corporate performance is reflected in a bonus, payable annually, if earned, to each executive officer, based on the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan. Messrs. Frank, Magusiak, Huston, and Cramm received no bonus compensation in 2000 based upon performances in 2000. Mr. Oliver received a $50,000 bonus in March, 2000 when he commenced his employment with the Company. Messrs. Frank and the four most highly compensated executive officers (Magusiak, Huston, Oliver and Cramm) received $297,600, $103,659, $40,622, $45,692, and $33,448, respectively, and $521,021 (collectively), of bonus compensation in 2001 for services rendered in 2000.

The Stock Option Committee is made up of the members of the Compensation Committee, all of whom are non-employee directors. The Stock Option Committee considers recommendations made by the Chief Executive Officer for option grants, however, the Stock Option Committee makes the final decision in all such matters. In 2000, the Stock Option Committee determined the number of options to issue in accordance with the 1997 Non-Statutory Stock Option Plan based upon base salaries and levels of responsibility.

CEO Performance Evaluation

Although Mr. Frank's salary is established by the terms of his Employment Agreement (see "Employment Agreements"), the Compensation Committee nevertheless annually evaluates his performance based on the same criteria as is applied to the other executive officers of the Company. Stock option issuances to Mr. Frank, and any increase in his annual base salary or the granting of a bonus, are based on individual and corporate performance, applying the same factors for him as described above for the Company's other executives.

The Compensation Committee has also considered the potential impact of Section 162(m) of the Code, adopted under the Omnibus Budget Reconciliation Act of 1993. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. As discussed above, Mr. Frank's annual base salary is $1,000,000. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws. The Compensation Committee will continue to monitor the impact of such limitations on tax deductions and will take other appropriate actions if warranted in the future.

The Compensation Committee was comprised of Ms. Pharr, and Messrs. Neeb and Wooldridge until February 1, 2000. Thereafter, the Compensation Committee was comprised of Messrs. Neeb and Wooldridge for the remainder of 2000. The Stock Option Committee was comprised of Messrs. Neeb and Wooldridge in 2000, and is currently comprised of Messrs. Neeb and Wooldridge.

                                   Louis P. Neeb
                                   Raymond E. Wooldridge

                            AUDIT COMMITTEE REPORT

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Code of Conduct. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent public accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement of Auditing Standards 61 (Codification of Statements on Auditing Standard, AU 380).

     3. The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent public accountants the independent public accountants' independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

                                   Tim T. Morris
                                   Cynthia I. Pharr
                                   Walter Tyree


                           COMPENSATION OF DIRECTORS

Non-employee directors of the Company or its affiliates, receive a retainer from the Company at the rate of $10,000 per year, plus $750 for each regular meeting of the Board of Directors attended. In addition thereto, on the day a non-employee Director is first elected or appointed to the Board, such non-employee Director shall be granted an option to purchase 7,500 shares of the Common Stock of the Company. Each January thereafter, a non-employee Director who was previously elected to the Board and who continues to serve in such capacity shall be granted an option to purchase 2,500 shares of the Common Stock of the Company. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company.

                                  PROPOSAL 2:
     AMENDMENTS OF THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Non-Employee Directors Stock Option Plan ("Directors Plan") became effective in June 1995. Options to purchase up to 225,000 shares of the Company's Common Stock may be granted under the Directors Plan. The Directors Plan provides for the granting of non-qualified stock options to non-employee directors of the Company or its Affiliates (as defined in the Directors Plan). The goal of the Directors Plan is to provide a means of retaining and attracting competent non-employee personnel to serve on the Board of Directors by extending to such individuals long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Directors Plan is administered by a committee comprised of the President and the Chief Financial Officer of the Company. In April, 2001, the committee adopted, subject to the approval of the Company's stockholders, amendments to the Directors Plan that would: (a) extend the time period in which the options may be exercised from five (5) to seven (7) years after the options were granted, (b) extend the time period in which the options may be exercised from ninety (90) days to six (6) months after the death of an Optionee, and (c) grant a limited right for Optionees to transfer options only to his or her Immediate Family if the option contract or certificate allows for such a transfer, the Optionee obtains the Committee's prior written consent for such transfer, and the Optionee receives no consideration for such transfer. The description of the Directors Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "B" attached hereto, which contains the complete text of the Directors Plan, as amended.

The Board of Directors believes that the proposed amendments to the Directors Plan will enable the Company and its stockholders, through future grants and stock options, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee Directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENTS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.


                                  PROPOSAL 3:
      AMENDMENT OF THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Non-Employee Directors Stock Option Plan ("Directors Plan") became effective in June 1995. Options to purchase up to 225,000 shares of the Company's Common Stock may be granted under the Directors Plan. The Directors Plan provides for the granting of a fixed number of non-qualified stock options to non-employee directors of the Company or its Affiliates (as defined in the Directors Plan). The goal of the Directors Plan is to provide a means of retaining and attracting competent non-employee personnel to serve on the Board of Directors by extending to such individuals long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Directors Plan is administered by a committee comprised of the President and the Chief Financial Officer of the Company. In April, 2001, the committee adopted, subject to the approval of the Company's stockholders, an amendment to the Directors Plan providing an increase in the number of shares of Common Stock that would annually be issued to non-employee Directors under the Directors Plan from 2,500 to 4,000. The Company had not adjusted the number of shares issued under the Directors Plan after the two stock splits that occurred since its inception. This increase in the number of shares issued would reflect some of the diminution in value caused by these splits. The description of the Directors Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "B" attached hereto, which contains the complete text of the Directors Plan, as amended.

The Board of Directors believes that the proposed amendment to the Directors Plan will enable the Company and its stockholders, through future grants and stock options, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee Directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                                  PROPOSAL 4:
       AMENDMENTS OF THE COMPANY'S 1997 NON-STATUTORY STOCK OPTION PLAN

The 1997 Non-Statutory Stock Option Plan ("Employee Plan") became effective in September, 1997. The purpose of the Employee Plan is to secure for the Company and its stockholders the benefits of the incentives inherent in stock ownership by key employees of the Company and its subsidiaries. The Employee Plan terminates on July 31, 2007, and no option may be granted after such date pursuant to the Employee Plan. The Employee Plan is currently administered by the Stock Option Committee. The Stock Option Committee determines, in its discretion but subject to the limitations set forth in the Employee Plan, the persons to whom options are granted, the number of shares covered by options and the exercise price of options. The Stock Option Committee also determines the conditions, if any, imposed upon the granting of options under the Employee Plan. To date, the Stock Option Committee has issued options under the Employee Plan to eligible employees in proportion to their respective responsibilities to the Company. The Stock Option Committee provides for various periods of time to pass before options become exercisable according to the Company's long term strategic plans. In April, 2001, the Board of Directors adopted, subject to the approval of the Company's stockholders, amendments to the Employee Plan that would: (a) extend the time period in which the options may be exercised from ten
(10) business days to thirty (30) days after the termination of an Optionee's employment, (b) extend the time period in which the options may be exercised from three (3) months to six (6) months after the death of an Optionee, and (c) grant a limited right for Optionees to transfer options only to his or her Immediate Family if the option contract or certificate allows for such a transfer, the Optionee obtains the Stock Option Committee's prior written consent for such transfer, and the Optionee receives no consideration for such transfer. The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "A" attached hereto, which contains the complete text of the Employee Plan, as amended.

The Board of Directors believes that the proposed amendments to the Employee Plan will enable the Company and its stockholders, through future stock options, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENTS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO COMPANY'S 1997 NON-STATUTORY STOCK OPTION PLAN.


                                  PROPOSAL 5:
        AMENDMENT OF THE COMPANY'S 1997 NON-STATUTORY STOCK OPTION PLAN

The 1997 Non-Statutory Stock Option Plan ("Employee Plan") became effective in September, 1997. The purpose of the Employee Plan is to secure for the Company and its stockholders the benefits of the incentives inherent in stock ownership by key employees of the Company and its subsidiaries. The Employee Plan terminates on July 31, 2007, and no option may be granted after such date pursuant to the Employee Plan. The Employee Plan is currently administered by the Stock Option Committee. The Stock Option Committee determines, in its discretion but subject to the limitations set forth in the Employee Plan, the persons to whom options are granted, the number of shares covered by options and the exercise price of options. The Stock Option Committee also determines the conditions, if any, imposed upon the granting of options under the Employee Plan. To date, the Stock Option Committee has issued options under the Employee Plan to eligible employees in proportion to their respective responsibilities to the Company. The Stock Option Committee provides for various periods of time to pass before options become exercisable according to the Company's long term strategic plans. In April, 2001, the Board of Directors adopted, subject to the approval of the Company's stockholders, an amendment to the Employee Plan providing that the number of shares of Common Stock which may be issued under the Employee Plan would be increased from 3,087,500 to 4,387,500. The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "A" attached hereto, which contains the complete text of the Employee Plan, as amended.

The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock options, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO COMPANY'S 1997 NON-STATUTORY STOCK OPTION PLAN.

                                  PROPOSAL 6:
                AMENDMENT OF THE COMPANY'S INCENTIVE BONUS PLAN

     The Company's Incentive Bonus Plan ("Bonus Plan") was approved by its stockholders in June 2000. The Bonus Plan has been slightly modified and restated. The purpose of the Bonus Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in performance based awards by certain of its employees. All employees (excluding field operators) are eligible for bonuses under the Bonus Plan. New hires of the Company who are below management level must be full-time and employed by April the 1st of a particular year to be eligible for a bonus for such year. New hires who are management level and above will have their bonus prorated based on their hire date. If an individual is promoted during the year, his or her bonus will be prorated based upon the time and salary at each level. The bonuses will be an amount equal to a specified percentage of the eligible employee's gross base salary. For the Chief Executive Officer and the four highest compensated officers other than the Chief Executive Officer, the term "gross base salary" shall mean the gross base salary in effect on the first day of the fiscal year. The term "four highest compensated officers other than the Chief Executive Officer" shall mean any employee for whom total compensation is required to be reported to stockholders under the Securities and Exchange Act of 1934 by reason of such employee being among the four highest compensated officers for the fiscal year. Under the Bonus Plan, the Compensation Committee (which administers the Bonus Plan) will establish a Target Bonus for each eligible employee no later than March 15 of the fiscal year for which the Target Bonus is determined. For 2001, the Target Bonus may range from a high of 100% of gross base salary to a low of 2% of gross base salary. For 2002 and thereafter, the Target Bonus may range from a high of 200% of gross base salary to a low of 2% of gross base salary.

     Bonuses will be paid in the event the Company achieves the preestablished target cash on cash return for the fiscal year. The Compensation Committee will determine the target cash on cash return for the fiscal year not later than March 15. The cash on cash return for purposes of this Bonus Plan means the fiscal year's cash flow (income before taxes plus depreciation, amortization and pre-opening expenses) minus the prior fiscal year's cash flow divided by the weighted average increase in capital expenditures (including pre-opening expenses). The employee's Bonus Potential will equal 100% of the Target Bonus established by the Compensation Committee if the Company's actual cash on cash return equals the target cash on cash return established by the Compensation Committee. If the Company exceeds the target cash on cash return, each employee's Bonus Potential will equal the employee's Target Bonus increased by an additional four percent (4%) of the Target Bonus for each one percentage point that the actual cash on cash return exceeds the target established by the Compensation Committee. If the Company fails to attain the cash on cash return established by the Compensation Committee, the Bonus Potential for each employee will equal the employee's Target Bonus decreased by four percent (4%) of the Target Bonus for each one percentage point that the actual cash on cash return falls short of the target established by the Compensation Committee. In no event will a bonus be paid if the actual cash on cash return is less than twenty percent (20%) for a particular fiscal year.

     The Board of Directors believes that the proposed amendment of the Bonus Plan will enable the Company and its stockholders, through future awards, to continue to secure the benefits of the incentive inherent in performance based awards by certain of its employees. Although already established by the Compensation Committee, the amendment to the Bonus Plan is being submitted to the stockholders because approval by stockholders every five years is required to satisfy the conditions necessary for the Company to exclude the bonuses under the Incentive Bonus Plan from the $1,000,000 limit on deductibility of compensation for certain executives according to Code Section 162(m).

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO COMPANY'S INCENTIVE BONUS PLAN.

                                INDEMNIFICATION

The Bylaws of the Company provide for each director and officer of the Company to be indemnified by the Company, as a right, to the full extent permitted or authorized by the laws of the State of Kansas against any liability, judgment, fine, amount paid in settlement, cost and expense asserted or threatened against or incurred by such person in his capacity, or arising out of his status, as a director or officer. The Company's Restated Articles of Incorporation include a provision which eliminates director liability for monetary damages for breach of the director's duty of due care, as permitted under Kansas law.


   ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Compensation Committee was comprised of Ms. Pharr, and Messrs. Neeb and Wooldridge through January 31, 2000. Effective February 1, 2000, the Compensation Committee was comprised of Messrs. Neeb and Wooldridge. None of these Committee members have ever been officers or employees of the Company, nor have they had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. There have been no relationships during the last fiscal year requiring disclosure by the Company under any paragraph of
Item 402 of Regulation S-K. The Board of Directors intends that transactions with officers, directors and affiliates will be entered into on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by at least a simple majority of the uninterested directors of the Company.

                           STOCK PERFORMANCE GRAPHS

The following graphs compare the cumulative yearly total stockholder return (change in share price plus reinvestment of any dividends) on the Company's Common Stock since December 29, 1995 (the "Five-Year Cumulative Total Returns") and January 3, 1989, the date the Company's Common Stock first traded on the NASDAQ system (the "Twelve-Year Cumulative Total Returns"), each versus two indexes. The graphs assume $100 was invested on December 29, 1995 for the Five-Year Cumulative Total Returns, and January 3, 1989 for the Twelve-Year Cumulative Total Returns. The Company has not paid any cash dividends on its Common Stock during the applicable periods. The share price of the Company's Common Stock has been adjusted for three-for-two stock splits in the form of stock dividends distributed on March 26, 1991, March 20, 1992, May 22, 1996, and July 23, 1999.

The Company's Common Stock is labeled on the graphs as "CEC Entertainment, Inc." The index labeled "NYSE Stocks," which was prepared by the Center for Research in Securities Prices ("CRSP") at The University of Chicago, Graduate School of Business, 1101 East 58th Street, Chicago, Illinois 60637 (telephone 773-834-4606) measures the total return (weighted for the market capitalization of the component companies) on the approximately 38 domestic and foreign companies which operate restaurants or other eating and drinking places (SIC Code 58) and whose equity securities are traded on the New York Stock Exchange. The identities of the companies included in the "NYSE Stocks" index will be made available in a prompt manner to any stockholder upon written request addressed to Investor Relations at the Company's Irving address. The index labeled "NYSE Stock Market," also prepared by CRSP, measures the total return on the approximately 3,100 United States companies whose common stock is traded on the New York Stock Exchange.


Five-Year Cumulative Total Returns

                                   [GRAPHIC]


------------------------------------------------------------------------------------------------------------
                                                        Legend

Symbol    CRSP Total Returns Index for:            12/1995   12/1996   01/1998   12/1998   01/2000   12/2000
------    ----------------------------             -------   -------   -------   -------   -------   -------
          CEC Entertainment, Inc.                   100.0      225.8     284.5     343.3     487.1     633.2

          NYSE Stock Market (US Companies)          100.0      123.0     161.4     193.3     208.1     220.4

          NYSE Stocks (SIC 5800-5899 US Companies)  100.0      103.9     114.1     167.1     159.2     152.3
          Eating and Drinking Places

Notes:
      A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
      B.  The indexes are reweighted daily using the market capitalization on the previous trading day.
      C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D.  The index level for all series was set to $100 on 12/29/95.
------------------------------------------------------------------------------------------------------------

Twelve-Year Cumulative Total Returns

                                    [GRAPH]

----------------------------------------------------------------------------------------------------------------
                                                       Legend

Symbol   CRSP Total Returns Index for:                 01/1989   12/1990   12/1992   12/1996   12/1998   12/2000
------   ----------------------------                  -------   -------   -------   -------   -------   -------
         CEC Entertainment, Inc.                         100.0     459.1    1370.5    1119.9    1702.8    3141.1
         NYSE Stock Market (US Companies)                100.0     124.9     178.4     328.3     516.1     588.5
         NYSE Stocks (SIC 5800-5899 US Companies)        100.0      98.0     168.0     286.2     460.4     419.7
         Eating and Drinking Places

Notes:
     A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily using the market capitalization on the previous trading day.
     C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100 on 01/03/1989.
----------------------------------------------------------------------------------------------------------------

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and the persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and to furnish the Company with copies of such reports. Based on review of such copies and other records of the Company, the Company has no reason to believe that any reports were untimely filed or that any Form 5 filings were made by any executive officers, directors or persons owning more than ten percent of the Company's Common Stock.

                        INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ending December 31, 2000. A representative of Deloitte & Touche LLP is expected to be present and available at the Annual Meeting of stockholders to respond to appropriate questions and will be given an opportunity to make a statement, if desired.

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche for the audit of the Company's annual financial statements for the 2000 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year was approximately $197,000.

Financial Information Systems Design and Implementation Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche for financial information systems design and implementation for the 2000 fiscal year was $0.

All Other Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche for services other than those described above for the 2000 fiscal year was approximately $23,066. These fees can be sub-categorized as follows:

     Attestation Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche for attestation services rendered by Deloitte & Touche for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions for the 2000 fiscal year was approximately $15,546.

     Other Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters for the 2000 fiscal year was $7,520.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who wishes to present a proposal for action at the 2002 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders; provided, however, that in the event that less
                                --------  -------
than 70 days' notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this section, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

To be in proper written form, a stockholder's notice to the Secretary of the Company must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.


                           EXPENSES OF SOLICITATION

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors and officers and employees of the Company by means of personal interview, telephone or telegram. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.


                       ADDITIONAL INFORMATION AVAILABLE

The Company will furnish a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission, upon the written request of any stockholder of record at the close of business on May 10, 2001. The written request should be sent to the Secretary of the Company, Marshall R. Fisco, Jr., CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062. The written request must state that as of May 10, 2001, the person making the request was a beneficial owner of the capital stock of the Company.

                                 OTHER MATTERS

The Board of Directors is not presently aware of any other matters or business other than that which is described above to be presented to the stockholders for action at the Annual Meeting. In the event that other business comes before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

Stockholders who do not expect to attend the meeting are urged to vote by internet, telephone, or by mail. The instructions included with the proxy card describe how to vote by internet or telephone. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

                                   By Order of the Board of Directors,


                                   MARSHALL R. FISCO, JR.
                                   Corporate Secretary
Irving, Texas
May 24, 2001

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER

The Company has adopted an Audit Committee Charter which is designed to assist the Audit Committee in carrying out its responsibilities relating to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. The Audit Committee Charter provides as follows:

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Meetings

The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

Responsibilities

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Audit Committee will:

     . Recommend to the Board of Directors the selection of the independent auditors, considering the independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence. Also, the Audit Committee should obtain formal written affirmation of independence from the independent auditors.

                                  APPENDIX-A

     . Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     . Review with the independent auditors, the company's internal auditors, and financial and accounting personnel, the quality of accounting principles as well as the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such accounting principles, internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     . Review and update this Charter periodically, at least annually, as conditions dictate.

     . Review the company's annual audited financial statements and recommend that such statements be filed in Form 10K with the SEC and New York Stock Exchange.

     . Review with financial management the quarterly 10Q prior to its filing and review earnings releases to the public prior to their release. The chairman of the Audit Committee may represent the entire Audit Committee for purposes of these reviews. In instances when the Chairman of the Audit Committee is not available then another independent member of the Board of Directors, as designated by the Chairman of the Audit Committee, may conduct the reviews.

     . Review the regular internal reports to management prepared by the internal auditing department.

     . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                  APPENDIX-A

                                                                       Exhibit A
                            CEC ENTERTAINMENT, INC.
                     1997 NON-STATUTORY STOCK OPTION PLAN

     CEC ENTERTAINMENT, INC., a corporation organized and existing under the laws of the state of Kansas (the "Company"), hereby formulates and adopts, with respect to the shares of common stock of the Company ("Common Stock"), a non-statutory stock option plan for certain individuals who are key employees of the Company or its subsidiaries, as follows:

     1.   Purpose of Plan. The purpose of this 1997 Non-Statutory Option Plan
          ---------------
(the "Plan") is to encourage certain individuals who are key employees to participate in the ownership of the Company, and to provide additional incentive for such individuals to promote the success of its business through sharing in the future growth of such business.

     2.   Effective Date of the Plan. The provisions of this Plan became
          --------------------------
effective on August 1, 1997.

     3.   Administration. This Plan shall be administered by the Stock Option
          --------------
Committee of the Board of Directors of the Company (the "Committee"), which shall be comprised of two (2) or more directors, each of whom shall be "Non-Employee Directors," as defined in Rule 16b-3(c), promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are also "Outside Directors," as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and any Treasury Regulations that may be promulgated thereunder. The Committee shall have full power and authority to construe, interpret and administer this Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of this Plan, the Committee shall have the authority to select the individuals to whom options shall be granted, to determine the number of shares subject to each option, to determine the time or times when options will be granted, to determine the option price of the shares subject to each option, to determine the time when each option may be exercised, to fix such other provisions of each option agreement as the Committee may deem necessary or desirable, consistent with the terms of this Plan, and to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Committee shall be final, conclusive and binding upon all persons.

     4.   Eligibility. Options to purchase shares of Common Stock shall be
          -----------
granted under this Plan only to those individuals selected by the Committee from time to time who, in the sole discretion of the Committee, are key employees of the Company or its subsidiaries at the time of the grant and who have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company or its subsidiaries.

     5.   Shares Subject to the Plan. Options granted under this Plan shall be
          --------------------------
granted solely with respect to shares of Common Stock. Subject to any adjustments made pursuant to the provisions of Section 12, the aggregate number of shares of Common Stock which may be issued upon exercise of all the options which may be granted under this Plan shall not exceed 4,387,500. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan. The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Committee, from either the authorized but unissued shares of Common Stock or any treasury shares of Common Stock held by the Company.

     6.   Option Certificate or Contract. Each option granted under this Plan
          ------------------------------
shall be evidenced by either a certificate or a non-statutory stock option contract which shall be signed by an officer of the Company, and by the individual to whom the option is granted (the "Optionee") in the event a contract has been issued. The terms of said contract shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Committee. The grant of an option under this Plan shall be deemed to occur on the date on which the certificate or contract evidencing such option is executed by the Company, and every Optionee shall be bound by the terms and restrictions of this Plan and such certificate or contract.

                                   EXHIBIT-A

     7.   Option Price. The price at which shares of Common Stock may be
          ------------
purchased under an option granted pursuant to this Plan shall be determined by the Committee, but in no event shall the price be less than 100 percent (100%) of the fair market value of such shares on the date that the option is granted. The fair market value of shares of Common Stock for purposes of this Plan shall be determined by the Committee, in it sole discretion.

     8.   Period and Exercise of Option.
          -----------------------------

          (a) Period -- Subject to the provisions of Section 9 and 10 hereof with respect to the death or termination of employment of an Optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than seven (7) years from the date on which the option is granted (the "Grant Date").

          (b) Employment -- The option may not be exercised to any extent until the Optionee has been continuously, for a period of at least one (1) year after the Grant Date, employed by the Company or a subsidiary of the Company.

          (c) Exercise -- Any option granted under this Plan may be exercised by the Optionee only by delivering to the Company, or its agent, written or verbal notice, as may be specified by the Company from time to time, of the number of shares with respect to which he or she is exercising his or her option right, paying in full the option price of the purchased shares, and furnishing to the Company, or its agent, a representation in writing signed by the Optionee that he or she is familiar with the business and financial condition of the Company, is purchasing the shares of stock in good faith for himself or herself for investment purposes and not with a view towards the sale or distribution thereof, and will not effect any sale in violation of any laws or regulations of the United States or any state. Subject to the limitations of this Plan and the terms and conditions of the respective stock option certificate or contract, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such stock option certificate or contract.

          (d) Payment for Shares -- Payment for shares of Common Stock purchased pursuant to an option granted under this Plan may be made in either cash or in shares of Common Stock.

          (e) Delivery of Certificates -- As soon as practicable after receipt by the Company of the notice and representation described in Subsection (c), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates, or book entry with the Company's transfer agent, representing such shares of stock shall be registered in the name of the Optionee and any such certificate(s) shall be delivered to the Optionee. However, no certificate or book entry for fractional shares of stock shall be issued or recorded by the Company notwithstanding any request therefor. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates, or book entry with the Company's transfer agent, for such shares have been issued or recorded, respectively. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

          (f) Withholding -- The Company shall have the right to deduct any sums that the Committee reasonably determines that Federal, state or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. The Company may require as a condition to issuing shares of Common Stock upon exercise of the option that the Optionee or other person exercising the option pay any sums that Federal, state or local tax law required to be withheld with respect to the exercise. The Company shall not be obligated to advise any Optionee of the existence of the tax or the amount which the Company will be so required to withhold. Upon exercise of an option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Common Stock withheld ("Share Withholding") by the Company from the shares otherwise to be received; provided, however, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of Rule 16b-3(e) promulgated under the Exchange Act. The number of shares so withheld should have an aggregate fair market value (as determined

                                   EXHIBIT-A
in accordance with the terms of this Plan) on the date of exercise sufficient to satisfy the applicable withholding taxes.

     9.   Termination of Employment. If an Optionee shall cease to be an
          -------------------------
employee of the Company or subsidiary of the Company for any reason other than death after he or she shall have served in such capacity continuously for at lease one (1) year from the Grant Date, he or she may, but only within thirty
(30) days next succeeding such cessation, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such cessation. Nothing in this Plan or any stock option certificate or contract shall be construed as an obligation on the part of the Company or of any of its subsidiary corporations to continue the Optionee as an employee.

     10.  Death of Optionee. In the event of the death of an Optionee while
          -----------------
serving as an employee of the Company or its subsidiary, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such Optionee's rights under the option pass by operation of the Optionee's will or the laws of descent and distribution, at any time within a period of six (6) months following the death of the Optionee (even though such period is later than the expiration date of the option as specified in Section 8(a) and in the respective stock option certificate or contract). Such option shall be exercisable even though the Optionee's death occurs before he or she has continuously served as an employee of the Company or its subsidiary for a period of one (1) year after the date of grant.

     11.  Transferability of Options. An option certificate or contract may
          --------------------------
permit an Optionee to transfer his or her options to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the certificate or contract setting forth such options expressly provides that the options may be transferred, (ii) the Optionee obtains the prior written consent of the Committee for such transfer, and (iii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Any options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said option immediately prior to the transfer thereof. Any option not (i) granted pursuant to any certificate or contract expressly allowing the transfer of said option or (ii) amended expressly to permit its transfer shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such option shall be exercisable during the Optionee's lifetime only by the Optionee. "Immediate Family" means the children, grandchildren or spouse of the Optionee.

     12.  Adjustments upon Changes in Capitalization. In the event of any change
          ------------------------------------------
in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, and the Company continues thereafter as the surviving entity, then the number of shares of Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Committee. The option price for which shares of Common Stock may be purchased pursuant to an option granted under this Plan shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

     13.  Amendment and Termination of Plan. No option shall be granted pursuant
          ---------------------------------
to this Plan after July 31, 2007, on which date this Plan shall expire except as to options then outstanding under this Plan, which options shall remain in effect until they have been exercised or have expired. The Committee may at any time before such date, amend, modify or terminate this Plan; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan,
(b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to holders of options under the Plan. No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

     14.  Grant of New Option and Repricing. An option may be granted under this
          ---------------------------------
Plan which may be conditioned upon the termination of a non-statutory stock option certificate or contract previously granted to the Optionee which has not yet been terminated or been exercised; provided, however, (a) the price for which shares of Common Stock may be purchased under the new option may not be less than the price of shares of Common Stock that were subject to purchase under the terminated option unless the shareholders of the Company approve the issuance at a lower price, and

                                   EXHIBIT-A

(b) the Committee may not, without prior shareholder approval, re-price underwater stock options by either lowering the exercise price of outstanding options or canceling outstanding options and granting new replacement options with a lower exercise price.

     15.  Change of Control. If while unexercised options remain outstanding
          -----------------
under this Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding
Section 8(b) hereof or any other provision in this Plan or option certificate or contract to the contrary. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this Section 15.

     The Committee shall have the right, at the time of grant or subsequently, in its sole discretion, to establish conditions under which a specific employee may cease to be a full-time employee of the Company or any of its subsidiaries but not be deemed to have terminated his or her employment with the Company or any of its subsidiaries for purposes of this Plan, including but not limited to conditions involving part-time employment or consulting services. Unless otherwise specifically provided for in an employee's stock option certificate or contract or in an amendment or supplement thereto, an employee's employment with the Company or any of its subsidiaries shall be deemed to terminate when he or she ceases to be a full-time employee of the Company or any of its subsidiaries.

     In the event of a merger, consolidation, reorganization or recapitalization of the Company, the Committee shall have the right to accelerate the vesting schedule with respect to all or any portion of the shares of Common Stock granted to any or all of the employees under this Plan, if and to the extent it deems appropriate in its sole discretion.

     16.  Restrictions Applicable to Executive Officers. The provisions of this
          ---------------------------------------------
Section 16 shall apply only to those executive officers whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) (or any successor thereto) and of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act ("Executive Officers"). In the event of any inconsistencies between this Section 16 and the other provisions of this Plan, as they pertain Executive Officers, the provisions of this Section shall control.

     No amendment of this Plan with respect to any Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Executive Officer pursuant to this Plan or (ii) modify the requirements as to the Executive Officer's eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee shall amend this Section 16 and such other provisions as it deems appropriate, to cause amounts payable to certain Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury Regulations that may be promulgated thereunder.

     The maximum number of shares of Common Stock with respect to which options may be granted hereunder to any Executive Officer during any calendar year may not exceed two hundred and fifty thousand (250,000) shares, subject to any adjustments made pursuant to the provisions of Section 12.

                                   EXHIBIT-A

                                                                       Exhibit B
                            CEC ENTERTAINMENT, INC.
                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                   ARTICLE I
                          PURPOSE AND ADMINISTRATION

     1.1 Purpose. The purpose of the CEC Entertainment, Inc. Non-Employee Directors Stock Option Plan (the "Plan") is to strengthen CEC Entertainment, Inc. (the "Company") by providing a means of retaining and attracting competent non-employee personnel to serve on its board of directors by extending such individuals added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company. In order to effectuate this intent, the Company will, pursuant to this Plan, grant to each non-employee director the herein specified options to acquire shares of common stock of the Company ("Common Stock"), which options shall vest over a specified period of time.

     1.2 Administration. The Plan shall be administered by a committee (the "Committee") which shall be comprised of the President of the Company and the Chief Financial Officer of the Company.

     Subject to the express provisions of the Plan, the Committee shall have powers and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all such matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

     1.3 Participation. Each member of the Board of Directors of the Company (the "Board") who is not employed by the Company or any Affiliate (collectively, the "Non-Employee Directors") shall be eligible and shall participate in the Plan. For purposes of the Plan, the term "Affiliate" shall mean any entity in which the Company directly or through intervening subsidiaries owns twenty-five percent (25%) or more of the total combined vetoing power or value of all classes of stock or, in the case of an unincorporated entity, a twenty-five percent (25%) or more interest in the capital and profits.

     1.4  Stock Subject to the Plan. Subject to adjustment as provided in
Section 3.1 hereof, the stock to be offered under the Plan shall be treasury shares or shares of the Company's authorized but unissued Common Stock (hereinafter collectively called "Stock"). The aggregate number of shares of Stock to be issued upon exercise of all options granted under the Plan shall not exceed 225,000 shares, subject to adjustments as set forth in Section 3.1 hereof. If any option granted hereunder shall lapse or terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for purposes of the Plan.

     1.5 Restrictions on Exercise. No option granted hereunder may be exercised until a registration statement under the Securities Act of 1933, as amended (the "Act"), relating to the Stock issuable upon exercise of such option has been filed with, and declared effective by, the Securities and Exchange Commission (the "Commission"), and there is available for delivery a prospectus meeting the requirements of Section 10 of the Act, or until the Committee has determined that the issuance of Stock upon such exercise is exempt from the registration and prospectus requirements of the Act.

                                  ARTICLE II
                                 STOCK OPTIONS

     2.1 Grant and Option Price. (a) On the day a Non-Employee Director is first elected or appointed to the Board, such Non-Employee Director shall be granted an option to purchase 7,500 shares of Stock.

                                   EXHIBIT-B

     (b) On the fifth Business Day in January of the year following the effective date of the Plan, each Non-Employee Director who was previously elected to the Board and who continues to serve in such capacity at such time shall be granted an option to purchase 4,000 shares of Stock. For purposes of the Plan, the term "Business Day" shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity.

     (c) The purchase of the Stock covered by each option granted under the Plan shall be equal to the Fair Market Value of such Stock on the grant date. For purposes of the Plan, the term "Fair Market Value" shall mean the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading-day period ending on and including the date of grant.

     (d) The total grant under both paragraphs (a) and (b) above shall be limited accordingly to the greatest number of whole shares of Stock which may thus be granted thereunder.

     2.2 Stock Option Agreement. Each option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement or Certificate ("Option Agreement"), in such form as the Committee shall require, between the Company and the Non-Employee Director to whom the option has been granted (the "Optionee").

     2.3 Option Period. Each option and all rights or obligations thereunder shall expire on the seventh anniversary of the grant date (the "Expiration Date"); provided, however, the option shall be subject to earlier termination as hereinafter provided.

     2.4 Vesting and Exercise of Options. (a) Subject to Section 3.2 hereof, an option granted pursuant to Sections 2.1(a) or (b) hereof shall be exercisable only to the extent of shares that have vested in accordance with the following schedule:

                                               Portion of Shares That are Vested
                                                 On or After Such Anniversary
       Annual Anniversary                                  and Before
        of Date of Grant                                Next Anniversary

          First.................................                0%
          Second................................                50%
          Third.................................                100%

     (b) The purchase price of the stock purchased upon exercise of an option shall be paid in full in cash or by check at the time of each exercise of an option; provided, however, that if the Option Agreement so provides and upon receipt of all regulatory approvals, the person exercising the option may deliver in payment of a portion or all of the purchase price certificates for Common Stock of the Company, which shall be valued at the Fair Market Value of such Stock on the date of exercise of the option.

     2.5 Transferability of Options. An option certificate or contract may permit an Optionee to transfer his or her options to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the certificate or contract setting forth such options expressly provides that the options may be transferred, (ii) the Optionee obtains the prior written consent of the Committee for such transfer, and (iii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Any options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said option immediately prior to the transfer thereof. Any option not (i) granted pursuant to any certificate or contract expressly allowing the transfer of said option or (ii) amended expressly to permit its transfer shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such option shall be exercisable during the Optionee's lifetime only by the Optionee. "Immediate Family" means the children, grandchildren or spouse of the Optionee.

                                   EXHIBIT-B

     2.6 Termination of Directorship. (a) If the directorship of the Optionee is terminated for any reason other than (i) death of the Optionee, or (ii) on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, an option (to the extent otherwise exercisable on the date of such termination) shall be exercisable by the Optionee at any time prior to the Expiration Date of the option or within thirty (30) days after the date of such termination of the directorship, whichever is the shorter period.

     (b) If an Optionee dies while serving as a member of the Board, the option shall be exercisable (whether or not exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the Optionee's will, or, if the Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee's legal representative or representatives, at any time prior to the Expiration Date of the option or within six (6) months after the date of such death, whichever is the shorter period. If an Optionee dies during the thirty (30) day period described in subsection (a) above, the option shall be exercisable (but only to the extent exercisable on the date of death of such Optionee) by the person or persons described above at any time within the thirty (30) day period described in subsection (a) above or within six (6) months after the date of such death, whichever is the longer period, but in no event after the Expiration Date of the option.

     (c) The option of a Non-Employee Director shall automatically terminate as of the date his or her directorship is terminated, if the directorship is terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate.

     2.7 Issuance of Stock Certificates. Upon exercise of an option, but subject to the provisions of Section 3.5 of the Plan, the person exercising the option shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock in payment of a portion or all of the purchase price of Stock purchased upon exercise of the option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

                                  ARTICLE III
                               OTHER PROVISIONS

     3.1 Adjustments Upon Changes in Capitalization. (a) If a dividend or stock split shall be hereinafter declared upon the Common Stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock
(i) then subject to grant under Section 2.1 (a) and (b), (ii) then subject to any option which has been granted, and (iii) then reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the numbers of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split.

     (b) If the outstanding shares of the Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, and the Company continues thereafter as the surviving entity, then there shall be substituted for each share of Stock subject to any such option and for each share of Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged.

     (c) If there shall be any change, other than as specified above in subsection (a) and (b), in the number or kind or outstanding shares of Common Stock of the Company or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement.

                                   EXHIBIT-B

     (d) In the case of any such substitution or adjustment as provided for in this Section 3.1, the option price in each Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this
Section 3.1 shall be made. No adjustment or substitution provided for in this
Section 3.1 shall require the Company pursuant to any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly.

     3.2 Continuation of Directorship. Nothing contained in this Plan (nor in any option granted pursuant to this Plan) shall confer upon any Non-Employee Director any right to continue as a member of the Board or constitute any contract or agreement or interfere in any way with the right of the Company to remove such Non-Employee Director from the Board. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of a Non-Employee Director.

     3.25 Change of Control. If while any unexercised options remain outstanding under the Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding
Section 2.4 hereof or any other provision in the Plan or Option Agreement to the contrary. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the "beneficial ownership" [as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")], of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this
Section 3.25.

     3.3 Amendment and Termination. The Board may at any time suspend or terminate the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     The Board may at any time amend the Plan as it shall deem advisable without further action on the part of the stockholders of the Company, provided, that the Board may not amend any provision of the Plan relating to the amount and price of Stock subject to the options granted hereunder or the timing of grants hereunder more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder, and provided further, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to holders of options under the Plan.

     3.4 Time of Exercise. An option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with Section 2.4 of the Plan.

     3.5 Privileges of Stock Ownership and Non-Distributive Intent. The holder of an option shall not be entitled to the privilege of stock ownership as to any shares of Stock not actually issued and delivered to the holder. Subject to the provisions of Section 1.5 above, upon exercise of an option for Stock at a time when there is not in effect under the

                                   EXHIBIT-B

Act a registration statement relating to the Stock issuable upon exercise thereof or not available for delivery a prospectus meeting the requirements of
Section 10 of the Act, the holder of the option shall execute a stock purchase agreement in which he or she shall represent and warrant in writing to the Company that, inter alia, the shares of Stock purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares of Stock shall be issued upon the exercise of any option unless and until there shall have been compliance with any then applicable requirements of the Commission, other regulatory agencies having jurisdiction and any exchanges upon which securities subject to the option may be listed.

     3.6 Effective Date of the Plan. The Plan shall be effective upon approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Company's outstanding shares of preferred stock, voting as one class, present and entitled to vote at a meeting duly held or by the written consent of the holders of a majority of the Common Stock and the Company's outstanding shares of preferred stock, voting as one class, entitled to vote.

     3.7 Expiration. Unless previously terminated or extended by the Board, the Plan shall expire at the close of business on the date which is the last day of the fifteen (15) year period beginning on the date on which the stockholders approve the Plan, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

     3.8 Governing Law. The Plan and the options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

     3.9 Applications of Funds. The proceeds received by the Company from the sale of shares pursuant to options shall be used for general corporate purposes.

     3.10 No Liability for Good Faith Determinations. Neither the members of the Board not any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

     3.11 Information Confidential. As partial consideration for the granting of each option hereunder, the Optionee shall agree with the Company that he or she will keep confidential all information and knowledge which he or she has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be given in confidence to the Optionee's spouse or to a financial institution to the extent that such information is necessary.

     3.12 Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Stock to the Optionee, or to his or her legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may required any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     3.13 No Guarantee of Interests. Neither the Board nor the Company guarantees the Stock from loss or depreciation.

     3.14 Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

     3.15 Company Records. Records of the Company and any Affiliate regarding the Optionee's period of service, termination of service and the reason therefor, leaves of absence, and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

                                   EXHIBIT-B

     3.16 Information. The Company and any Affiliate shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     3.17 No Liability of Company. The Company assumes no obligation or responsibility to the Optionee or his or her personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of , the Board or the Committee.

     3.18 Company Action. Any action required of the Company shall be by resolution of the Board or by a person authorized to act by Board resolution.

     3.19 Severability. If any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     3.20 Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Section 3.4 of this Plan, any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third
(3rd) business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he or she had theretofore specified for receiving notice. Until it is changed in accordance herewith, the Company and each Optionee shall specify as its and his or her address for receiving notice the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

     3.21 Waiver of Notices. Any person entitled to notice hereunder may waive such notice.

     3.22 Successors. The Plan shall be binding upon the Optionee, his or her heirs, legatees and legal representatives, upon the Company, its successors and assigns and upon the Board and its successors.

     3.23 Headings. The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     3.24 Word Usage. Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

                                   EXHIBIT-B

ZCECC7B                           DETACH HERE

                                     PROXY

                            CEC ENTERTAINMENT, INC.

                           4441 West Airport Freeway
                              Irving, Texas 75062

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark A. Flores and Gene F. Cramm, and each of them as proxies, with full power of substitution and revocation, and appoints them to represent and vote, as designated on the reverse side, all of the shares of Common Stock or Preferred Stock of CEC Entertainment, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of CEC Entertainment, Inc. to be held on June 28, 2001, or at any adjournment thereof.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE

-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

-------------------                                    ------------------
 Vote by Telephone                                      Vote by Internet
-------------------                                    ------------------
It's fast, convenient, and immediate!                  It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone                   vote is immediately confirmed
1-877-PRX-VOTE (1-877-779-8683).                       and posted.

-------------------------------------------------      ------------------------------------------------
Follow these four easy steps:                          Follow these four easy steps:

 1. Read the accompanying Proxy Statement and           1. Read the accompanying Proxy Statement and
    Proxy Card.                                            Proxy Card.

 2. Call the toll-free number                           2. Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).                       http://www.eproxyvote.com/cec

 3. Enter your 14-digit Voter Control Number            3. Enter your 14-digit Voter Control Number
    located on your Proxy Card above your name.            located on your Proxy Card above your name.

 4. Follow the recorded instructions.                   4. Follow the instructions provided.
-------------------------------------------------      ------------------------------------------------

Your vote is important!                                Your vote is important!
Call 1-877-PRX-VOTE anytime!                           Go to http://www.eproxyvote.com/cec anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


ZCEC7A                             DETACH HERE

[X] Please mark
    votes as in
    this example.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6.
        ---

                                                                                                                 FOR AGAINST ABSTAIN
  1. ELECTION OF DIRECTORS                                       2. Proposal to amend the Non-Employee           [_]   [_]     [_]
     Nominees: (01) Michael H. Magusiak and (02) Walter Tyree.      Director's Stock Option Plan by changing
                                                                    the ability to exercise options.

          FOR   [_]      [_] WITHHELD           MARK HERE   [_]  3. Proposal to amend the Non-Employee           [_]   [_]     [_]
          BOTH                 FROM            IF YOU PLAN          Director's Stock Option Plan by increasing
        NOMINEES               BOTH             TO ATTEND           the number of shares granted annually.
                             NOMINEES          THE MEETING

                                                MARK HERE   [_]  4. Proposal to amend the 1997 Non-Statutory     [_]   [_]     [_]
                                               FOR ADDRESS          Stock Option Plan by changing the ability
                                               CHANGE AND           to exercise options.
  [_] _______________________________________  NOTE BELOW
      For both nominees except as noted above

                                                                 5. Proposal to amend the 1997 Non-Statutory     [_]   [_]     [_]
                                                                    Stock Option Plan by adding shares thereto.

                                                                 6. Proposal to amend the Incentive Bonus Plan.  [_]   [_]     [_]

                                                                 7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
                                                                    SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                 Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. (Please make any address corrections at left.) When signing as attorney, executor,
                                                                 administrator, trustee or guardian, please give full title as such.
                                                                 If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:_______________________________ Date:_______________ Signature:______________________________ Date:________________